EXHIBIT 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying annual report on Form 10-K of Central Garden & Pet Company for the year ended September 24, 2016 (the “Report”), I, George C. Roeth, Chief Executive Officer and President of Central Garden & Pet Company, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Report complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in such Report presents, in all material respects, the financial condition and results of operations of Central Garden & Pet Company.

December 1, 2016	/s/ George C. Roeth
George C. Roeth
President and Chief Executive Officer
(Principal Executive Officer)